UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

Harpoon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38800	47-3458693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 443-7400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HARP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of common stockholders of Harpoon Therapeutics, Inc. (the “Company” or “Harpoon”) held on March 8, 2024 (the “Special Meeting”), the Company’s common stockholders voted to adopt the Agreement and Plan of Merger, dated as of January 7, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Merck”), and Hawaii Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Merck (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Merck (the “Merger Agreement Proposal”).

As of the close of business on February 6, 2024, the record date for the Special Meeting, there were 21,397,205 issued and outstanding shares of Harpoon’s common stock, par value $0.0001 per share (“Harpoon Common Stock”), entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 13,334,054 shares of Harpoon Common Stock, representing 62.31% of the shares of Harpoon Common Stock entitled to vote at the Special Meeting, were represented in person or by proxy, constituting a quorum.

At the Special Meeting, the Company’s common stockholders considered only the Merger Agreement Proposal. The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (as described in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2024) was not voted on at the Special Meeting because there were sufficient votes to then approve the Merger Agreement Proposal.

The results with respect to the Merger Agreement Proposal are set forth below.

The Merger Agreement Proposal

The following votes were cast at the Special Meeting (in person or by proxy), and based on the results from the Inspector of Election, the Merger Agreement Proposal was approved by the requisite vote of the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,296,866	33,828	3,360	—

Forward-Looking Statements

Any statements in this current report about Harpoon’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about Merck’s proposed acquisition of Harpoon, the ability of Merck and Harpoon to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger set forth in the Merger Agreement, statements about the expected timetable for completing the transaction, Merck’s and Harpoon’s beliefs and expectations and statements about the benefits sought to be achieved in Merck’s proposed acquisition of Harpoon, the potential effects of the acquisition on Harpoon, the possibility of any termination of the Merger Agreement, as well as the expected benefits and success of Harpoon’s product candidates, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “look forward,” “plans,” “toward,” “will” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Harpoon’s control. These forward-looking statements are based upon Harpoon’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) the effects of disruption from the proposed transaction contemplated by the Merger Agreement and the impact of the announcement and pendency of the proposed transaction on Harpoon’s business; (iv) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Harpoon’s ability to pursue certain business opportunities; (xi) risks related to the advancement of product candidates into, and successful completion of, preclinical studies and clinical trials; (xii) risks and uncertainties related to regulatory application, review and approval processes and Harpoon’s compliance with applicable legal and regulatory requirements; (xiii) general industry conditions and competition; and (xiv) general economic factors. These and other risks are described in additional detail in Harpoon’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 and Harpoon’s other filings with the SEC, available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this current report speak only as of the date hereof, and Harpoon specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harpoon Therapeutics, Inc.

Date: March 8, 2024	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer